EXHIBIT 10.14E

                                                        EXECUTION COPY

                            THIRD AMENDMENT

          THIRD AMENDMENT (this "Amendment"), dated as of October 16, 1998, to the Amended and Restated Credit Agreement, dated as of March 10, 1998, as amended by the First Amendment, dated as of April 21, 1998, and the Second Amendment, dated as of August 6, 1998 (as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PAMECO CORPORATION, a Georgia corporation (the "Company"), the lenders parties thereto (together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").

                         W I T N E S S E T H :

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


          10   DEFINED TERMS.  Terms defined in the Credit Agreement
are used herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          20   AMENDMENT OF SECTION 1.1.  2.1  Section 1.1 of the
Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions:

          "Tranche A Term Loan Maturity Date" shall mean September 30,
     2003.

          "Tranche B Term Loan Maturity Date" shall mean September 30,
     2005.

          2.2 Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Third Party Interactives" shall mean all Persons with whom any Loan Party exchanges data electronically in the ordinary course of business, including, without limitation, customers, suppliers, third-party vendors, subcontractors, processors, converters, shippers and warehousemen.
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          "Year 2000 Assessment" shall mean a comprehensive written
     assessment of the nature and extent of each Loan Party's Year 2000 Mission Critical Problems and Year 2000 Mission Critical Date-Sensitive Systems/Components, including, without limitation, Year 2000 Mission Critical Problems regarding data exchanges with Third Party Interactives.

          "Year 2000 Corrective Actions" shall mean, as to each Loan Party, all actions necessary to eliminate such Person's Year 2000 Mission Critical Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Mission Critical Date-Sensitive
     Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party
     Interactives.

          "Year 2000 Corrective Plan"shall mean, with respect to each Loan Party, a comprehensive plan to eliminate such Person's Year 2000 Mission Critical Problems on or before June 30, 1999, including, without limitation, (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Mission Critical Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

          "Year 2000 Implementation Testing" shall mean, as to each Loan Party, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and on a systemwide basis, (ii) the performance of test and validation procedures regarding data exchanges among the Loan Parties' Year 2000 Mission Critical Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Corrective Actions, the need for which has been demonstrated by test and validation procedures.

          "Year 2000 Mission Critical Date-Sensitive System/Component" shall mean, as to any Person, any mission critical system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "Year 2000 Mission Critical Problems" shall mean, with respect to each Loan Party, limitations on the capacity or readiness of each Loan Party's Year 2000 Mission Critical Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information amount Year 2000 Mission
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     Critical Date-Sensitive Systems/Components of the Loan Parties
     and exchanges of information among the Loan Parties and Year 2000 Mission Critical Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware, and embedded microchips.

          30   AMENDMENT OF SECTION 2.1.  Section 2.1 of the Credit
Agreement is hereby amended by adding thereto a new paragraph which shall read as follows:

          "Subject to the terms and conditions of the Third Amendment dated as of October 16, 1998 (the "Third Amendment") to this Credit Agreement among the parties hereto, (a) each Tranche A Term Loan Lender severally agrees to make additional Tranche A Term Loans to the Company on the Third Amendment Effective Date (as defined in the Third Amendment) in an aggregate principal amount not to exceed the amount set forth opposite the name of such Lender on Annex A to the Third Amendment and (b) each Tranche B Term Loan Lender severally agrees to make additional Tranche B Term Loans to the Company on the Third Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite the name of such Lender on Annex A to the Third Amendment. The additional Tranche A Term Loans and additional Tranche B Term Loans, together with the Tranche A Term Loans and Tranche B Term Loans, respectively, made on the Effective Date shall constitute the "Tranche A Term Loans" and "Tranche B Term Loans", respectively, and shall also constitute "Term Loans" for all purposes hereof. The Term Loans may from time to time be Eurodollar Loans or Index Rate Loans, as determined by the Company and notified to the Agent in accordance with subsections 2.3 and 6.4. For purposes of such subsection 2.3, the term "Effective Date" shall be deemed to mean the Third Amendment Effective Date."

          40 AMENDMENT OF SECTION 2.4. Section 2.4 of the Credit Agreement is hereby amended by (a) deleting the chart at the end of paragraph (a) thereof in its entirety and inserting in lieu thereof the following:

          "Installment                         Principal Amount
           -----------                         ----------------

          December 31, 1998                          750,000
          March 31, 1999                             750,000
          June 30, 1999                              750,000
          September 30, 1999                         750,000
          December 31, 1999                          750,000
          March 31, 2000                             750,000
          June 30, 2000                              750,000
          September 30, 2000                         750,000
          December 31, 2000                        1,250,000
          March 31, 2001                           1,250,000
          June 30, 2001                            1,250,000
          September 30, 2001                       1,250,000
          December 31, 2001                        1,750,000
          March 31, 2002                           1,750,000
          June 30, 2002                            1,750,000

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          September 30, 2002                       1,750,000
          December 31, 2002                        1,750,000
          March 31, 2003                           1,750,000
          June 30, 2003                            1,750,000
          Tranche A Term Loan
            Maturity Date                          1,750,000"; and

     (b) deleting the chart at the end of paragraph (b) thereof in its entirety and inserting in lieu thereof the following:

          "Installment                            Principal Amount
           -----------                            ----------------

          December 31, 1998                           62,500
          March 31, 1999                              62,500
          June 30, 1999                               62,500
          September 30, 1999                          62,500
          December 31, 1999                           62,500
          March 31, 2000                              62,500
          June 30, 2000                               62,500
          September 30, 2000                          62,500
          December 31, 2000                           62,500
          March 31, 2001                              62,500
          June 30, 2001                               62,500
          September 30, 2001                          62,500
          December 31, 2001                           62,500
          March 31, 2002                              62,500
          June 30, 2002                               62,500
          September 30, 2002                          62,500
          December 31, 2002                           62,500
          March 31, 2003                              62,500
          June 30, 2003                               62,500
          September 30, 2003                          62,500
          December 31, 2003                        2,968,750
          March 31, 2004                           2,968,750
          June 30, 2004                            2,968,750
          September 30, 2004                       2,968,750
          December 31, 2004                        2,968,750
          March 31, 2005                           2,968,750
          June 30, 2005                            2,968,750
          Tranche B Term Loan
            Maturity Date                          2,968,750".
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          50   AMENDMENT OF SECTION 6.1.  Section 6.1 of the Credit
Agreement is hereby amended by (i) deleting the ratio "3.25:1.00" from paragraph (b) thereof and inserting in lieu thereof the ratio "4.25:1.00" and (ii) deleting the ratio "5.50:1.00" from each place it appears in paragraph (e) thereof and inserting in lieu thereof the ratio "6.00:1.00."

          60   AMENDMENT OF SECTION 7.  Section 7 of the Credit
Agreement is hereby amended by inserting the following new subsection
7.26 at the end thereof:

          "7.26   YEAR 2000 PROBLEMS.  The Company has completed a
     Year 2000 Assessment and has prepared a Year 2000 Corrective Plan, and on or before June 30, 1999, the Company shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall have eliminated all Year 2000 Mission Critical Problems except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          70   AMENDMENT OF SECTION 9.  Section 9 of the Credit
Agreement is hereby amended by inserting the following new subsection
9.17 at the end thereof:

          "9.17 YEAR 2000 COMPLIANCE. On or before June 30, 1999, the Company shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing and shall eliminate all Year 2000 Mission Critical Problems, except where the failure to eliminate the same could not reasonably be expected to have a Material Adverse Effect."

          80   AMENDMENT OF SCHEDULE 1.  Schedule 1 to the Credit
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof Annex B attached hereto.

          90   AMENDMENT OF SCHEDULE 10.8.  Schedule 10.8 to the
Credit Agreement is hereby amended by (i) deleting the ratio "4.5 to 1.0" where it appears in paragraph (e) thereof and inserting in lieu thereof the ratio "5.0 to 1.0" and (ii) deleting the ratio "5.5 to 1.0" where it appears in paragraph (f) thereof and inserting in lieu thereof the ratio "6.0 to 1.0."

          100 NEW PROMISSORY NOTES. On the Third Amendment Effective Date, the Company shall execute and deliver (i) to each Tranche A Term Loan Lender, in substitution and exchange for, but not in payment of the Tranche A Term Note held by such Lender, a promissory note (the "New Tranche A Term Loan Note") substantially in the form of Exhibit A-1 to the Credit Agreement, with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Tranche A Term Loan of such Lender and (ii) to each Tranche B Term Loan Lender, in substitution and exchange for, but not in payment of the Tranche B Term Note held by such Lender, a promissory note (the "New Tranche B Term Loan Note"; together with the New Tranche A Term Loan Note, the "New Notes") substantially in the form of Exhibit A-2 to the Credit Agreement, with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Tranche B Term Loan of such Lender.
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          110  CONDITIONS TO EFFECTIVENESS.  This Third Amendment
shall become effective (the actual date of such effectiveness, the "Third Amendment Effective Date") as of the date first above written when:

     11.1 counterparts hereof shall have been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Investment Company, Inc.;

     11.2 the Acknowledgement, Consent and Amendment dated as of October 16, 1998 by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto;

     11.3 the Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Third Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, the execution, delivery and performance of this Third Amendment, the Acknowledgment, Consent and Amendment attached hereto, the New Notes, the New Fee Letter (as defined below) and related matters, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Third Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Third Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     11.4 the Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Third Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party;

     11.5 the Agent shall have received with a counterpart for each Lender the executed legal opinion of Kilpatrick Stockton LLP, counsel to the Loan Parties, in form and substance satisfactory to the Agent;

     11.6 the Agent shall have received fees as required in the Fee Letter dated October 16, 1998 from GE Capital to the Company (the "New Fee Letter"); and

     11.7 the Agent shall have received the New Notes in accordance with paragraph 8 of this Amendment.

          120 COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:
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                                                                      7

     12.1 each of this Amendment and the New Notes has been duly authorized, executed and delivered by the Company;
     12.2 each of this Amendment, the Credit Agreement as amended by this Amendment and the New Notes constitutes the legal, valid and binding obligation of the Company;

     12.3  each of the representations and warranties set forth in
     Section 7 of the Credit Agreement are true and correct as of the Third Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment and references to the "Notes" in the Credit Agreement shall be deemed references to the New Notes; and

     12.4 after giving effect to this Amendment, there does not exist any Default or Event of Default.

          130 CONTINUING EFFECTS. Except as expressly waived hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          140 EXPENSES. The Company agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

          150 COUNTERPARTS. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          160 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                              PAMECO CORPORATION


                              By /s/ Theodore R. Kallgren
                                 Title:  VP, CFO


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION, as Agent
                                and as a Lender


                              By /s/ Brian P. Schrin (?)
                                  Title:  Vice President


                              WACHOVIA BANK, N.A.


                              By /s/ [unreadable]
                                 Title:  Vice President


                              NATIONSBANK, N.A.


                              By /s/ Scot Turner
                                  Title:  Asst. Vice President


                              SUNTRUST BANK, ATLANTA


                              By /s/ Jenna H. Kelly
                                  Title:  V.P.

                              By /s/ Melanie (?)
                                  Title:  Bank Officer